UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 02, 2025

Phunware Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37862	30-1205798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1002 West Avenue
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 693-4199

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHUN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2025, Jeremy Kidd separated from Phunware, Inc. (the "Company") as its Senior Vice President, Head of Sales, without cause, effective on the same date. The Company currently does not anticipate backfilling the position of Senior Vice President, Head of Sales, and sales personnel who previously reported to the Senior Vice President, Head of Sales, will report directly to the Company's Interim Chief Executive Officer. In connection with Mr. Kidd's separation, the Company entered into a separation and release agreement with Mr. Kidd dated December 5, 2025 (the “Separation Agreement”). The Separation Agreement provides that Mr. Kidd’s employment with the Company terminated effective as of December 2, 2025. The Separation Agreement also provides for a general release of claims by Mr. Kidd. Pursuant to the Separation Agreement, Mr. Kidd will receive an amount equal to $90,000, comprised of (i) a lump sum equivalent to 3 months of Mr. Kidd’s base salary for a total of $75,000, less applicable withholding, and (ii) a supplemental payment of $15,000. The Company thanks Mr. Kidd for his many years of service and wishes him the best in his future endeavors.

The foregoing is only a summary of the material terms of the Separation Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder. Furthermore, the foregoing is qualified in its entirety by reference to the Separation Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation Agreement and Release by and between Phunware, Inc. and Jeremy Kidd dated December 5, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phunware, Inc.

Date:	December 5, 2025	By:	/s/ Jeremy Krol
Jeremy Krol Interim Chief Executive Officer